Exhibit 10.1

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), is entered into effective as of the ___ day of March, 2023, by Appreciate Holdings, Inc., a Delaware corporation located at 6101 Baker Rd Suite 200, Minnetonka, MN 55345, on behalf of itself and all of its subsidiaries (collectively, the “Borrower”), for the benefit of those persons who have each executed a signature page hereto as a secured party (each a “Secured Party” and collectively, the “Secured Parties”) following making a financial accommodation to Borrower, and Lake Street Landlords, LLC (“Collateral Agent”), solely in its capacity as Collateral Agent.

In order to secure the prompt and complete payment of the indebtedness and performance of the obligations evidenced by one or more Series 1 Convertible Debentures in an aggregate amount of up to Two Million Five Hundred and No/100 ($2,500,000.00) (subject to increase with the consent of the Collateral Agent and the Company) issued to the Secured Parties by Borrower and other additional indebtedness that the Company may issue from time to time with the consent of the Collateral Agent (collectively, the “Debentures”), not to be unreasonably withheld, conditioned or delayed (all such debts, liabilities and obligations of Borrower to the Secured Party herein collectively referred to as the “Secured Obligations”), the parties hereto desire to enter into this Agreement. In all cases, decisions to be made by the Secured Parties hereunder shall be made by the Collateral Agent (as defined below) on behalf of the Secured Parties.

1. SECURITY INTEREST AND COLLATERAL. In order to secure the prompt and complete payment and performance of the Secured Obligations, Borrower hereby pledges, assigns and grants to each Secured Party a security interest (herein called the “Security Interest”) in all of Borrower’s right, title and interest, whether now owned or hereafter acquired, in and to the following property (such property collectively referred to as the “Collateral”):

all property and assets of Borrower including, without limitation, any and all furniture, fixtures, machinery, equipment, inventory, accounts, deposit accounts, receivables, cash on hand, vehicles, prepaid insurance, letter of credit rights, supplies, patents, patent rights, copyrights, trademarks, trade names, goodwill, royalty rights, franchise rights, chattel paper (including, but not limited to, electronic chattel paper and tangible chattel paper), contract rights, commercial tort claims, data processing records and systems, supporting obligations, license rights, documents, instruments, investment property, software, payment intangibles, general intangibles and any and all other goods, now owned or hereafter acquired by Borrower and wherever located, together with all supporting obligations, substitutions and replacements for and products and proceeds of any of the foregoing property and, in the case of all tangible Collateral, together with (i) all accessories, attachments, parts, equipment, accessions and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents now or hereafter covering such goods.

together with all substitutions and replacements for and products and proceeds of any of the foregoing property.

2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Borrower hereby represents and warrants to, and covenants and agrees with, each Secured Party as follows:

(a) Borrower will not change its name or any trade name or “d/b/a” under which it currently operates or conducts business, or its Federal Employee Identification Number, mailing address, or place(s) of business unless, in each such case, Borrower shall have given the Collateral Agent not less than fifteen (15) days’ prior written notice of such event or occurrence, which shall be extended as necessary to provide the Collateral Agent a reasonably sufficient opportunity to take such steps (with the cooperation of Borrower to the extent necessary or advisable) as are reasonably necessary or advisable to properly maintain the validity, perfection and priority of the Secured Parties’ Security Interest in the Collateral in accordance with the terms of this Agreement.

(b) Borrower has (or will have at the time Borrower acquires rights in Collateral hereafter acquired or arising) and will (i) maintain absolute and valid title to each item of Collateral free and clear of all liens, except the Security Interest and such other security interests described on Exhibit A hereto (collectively, along with the Security Interest, the “Permitted Interests”), (ii) defend title to the Collateral against all claims or demands of all Persons other than the Secured Parties and those holding Permitted Interests, and (iii) defend the Security Interest of the Secured Parties in such Collateral and the priority thereof against any liens.

(c) Borrower has full right and all necessary power and authority to grant to the Secured Parties the Security Interest in such Collateral pursuant hereto. The execution and delivery by Borrower of this Agreement does not require the consent of any other Person and this Agreement constitutes a legal, valid and binding obligation of Borrower and creates a security interest which is enforceable against Borrower in all Collateral which Borrower now owns or hereafter acquires, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyances, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law), and (iii) requirements of reasonableness, good faith and fair dealing. When financing statements have been filed in the appropriate offices against Borrower, each Secured Party will have a fully-perfected security interest in the Collateral owned by Borrower, with priority over all others other than the holder of Permitted Interests, in which a security interest may be perfected by filing in such offices.

(d) Other than the Permitted Interests, Borrower (i) is the legal, record and beneficial owner of, and has good and marketable title to the Collateral, subject to no lien (except as created by this Agreement); (ii) has full power, authority and legal right to pledge from time to time all of the Collateral pursuant to this Agreement; and (iii) all of the Collateral have been duly and validly issued, are fully paid and nonassessable.

(e) All rights to payment and all instruments, documents, chattel paper and other agreements constituting or evidencing Collateral are (or will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, set-off or counterclaim (other than those arising in the ordinary course of business) of each account debtor or other obligor named therein or in Borrower’s records pertaining thereto as being obligated to pay such obligation.

(f) Borrower will (i) other than taxes and other governmental charges contested in good faith and by appropriate proceedings, promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest; (ii) keep all Collateral free and clear of all liens, except the Security Interests and the Permitted Interests; (iii) at all reasonable times, permit the Collateral Agent or its representatives to examine or inspect any Collateral, wherever located, and to examine, inspect and copy Borrower’s books and records pertaining to the Collateral and its business and financial condition and to discuss with account debtors and other obligors requests for verifications of amounts owed to Borrower; (iv) keep accurate and complete records pertaining to the Collateral and pertaining to Borrower’s business and financial condition and will submit to the Collateral Agent such periodic reports concerning the Collateral and Borrower’s business and financial condition as the Collateral Agent may from time to time reasonably request; (v) if the Collateral Agent at any time reasonably requests, promptly deliver to the Collateral Agent any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Borrower to the Secured Parties; (vi) from time to time execute such financing statements as the Collateral Agent may reasonably deem required to be filed in order to perfect the Security Interest and, if any Collateral is covered by a certificate of title, execute such documents as may be required to have the Security Interest properly noted on a certificate of title; (vii) pay when due or reimburse the Collateral Agent or any Secured Party on demand for all costs of collection of any of the Secured Obligations and, subject to any limitations set forth in the Debentures, all other out-of-pocket expenses (including in each case all attorneys’ fees) incurred by the Collateral Agent or any Secured Party in connection with the creation, perfection, satisfaction or enforcement of the Security Interest or the execution or creation, continuance or enforcement of this Agreement or any or all of the Secured Obligations including, without limitation, expenses incurred in any litigation or bankruptcy or insolvency proceedings; (viii) execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which the Collateral Agent may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and the Secured Parties’ rights under this Agreement including, without limitation, an assignment of claim with respect to any account which is a government receivable; (ix) not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance; (x) permit the Collateral Agent at any time and from time to time to send requests to account debtors or other obligors for verification of amounts owed to Borrower; and (xi) conduct its business in the ordinary course of business. If Borrower at any time fails to perform or observe any agreement contained in this Section 2(f), and if such failure shall continue for a period of thirty (30) calendar days after the Collateral Agent gives Borrower written notice thereof, the Collateral Agent may (but need not) perform or observe such agreement on behalf and in the name, place and stead of Borrower (or, at the Collateral Agent’s option, in the Secured Parties’ own name) and may (but need not) take any and all other actions which the Collateral Agent may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of liens, the performance of obligations under contracts or agreements with account debtors or other obligors (other than Permitted Interests), the procurement and maintenance of insurance, the execution of financing statements, the endorsement of instruments, and the procurement of repairs, transportation or insurance); and, except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, Borrower shall thereupon pay the Collateral Agent or any Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys’ fees) incurred by the Collateral Agent or any such Secured Party in connection with or as a result of the Collateral Agent’s performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by the Collateral Agent or such Secured Party at the lowest rate provided for in the Debentures. To facilitate the performance or observance by the Collateral Agent of such agreements of Borrower, Borrower hereby irrevocably appoints (which appointment is coupled with an interest) the Collateral Agent, or its delegate, as the attorney-in-fact of Borrower with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of Borrower, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Borrower under this Section 2.

(g) Borrower hereby authorizes the Collateral Agent to file, and if requested will execute and deliver to the Collateral Agent, all financing statements describing the Collateral and other documents and take such other actions as may from time to time reasonably be requested by the Collateral Agent in order to maintain a perfected security interest in and, if applicable, control of, the Collateral. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure that the perfection of the security interest in the Collateral granted to the Secured Parties herein, including, without limitation, describing such property as “all assets” or “all personal property, whether now owned or hereafter acquired.”

3. ASSIGNMENT OF INSURANCE. Borrower hereby assigns to the Collateral Agent for the benefit of the Secured Parties, as additional security for the payment of the Secured Obligations, any and all moneys (including, but not limited to, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Borrower under or with respect to, any and all policies of insurance covering the Collateral, and Borrower hereby directs the issuer of any such policy to pay any such moneys to the Collateral Agent for the benefit of the Secured Parties in the event an Event of Default (an “Event of Default”) has occurred (as such term is defined in the Debentures) and is continuing on the date upon which such amounts are paid. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may on behalf of the Secured Parties (but need not) in its name for the benefit of the Secured Parties or in Borrower’s name, execute and deliver proofs of claim, receive all such monies (subject to Borrower’s rights), endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

4. COLLECTION OF ACCOUNTS. The Collateral Agent may on behalf of the Secured Parties, or at the Collateral Agent’s request, Borrower shall, upon the occurrence and during the continuance of an Event of Default, notify any account debtor or any obligor on an instrument to make payment directly to a post office box specified by and under the sole control of the Collateral Agent, whether or not the Collateral Agent was theretofore making collections with respect thereto, and the Collateral Agent shall be entitled to take control of any proceeds thereof for the benefit and on behalf of the Secured Parties. If so requested by the Collateral Agent, Borrower shall insert appropriate language on each invoice directing its customers to make payment to such post office box. Borrower hereby authorizes and directs the Collateral Agent to deposit into a special collateral account to be established and maintained with the Collateral Agent all checks, drafts and cash payments, received in said lock box. All deposits in said collateral account shall constitute proceeds of Collateral and shall not constitute payment of any of the Secured Obligations. At its option, the Collateral Agent may, at any time, apply finally collected funds on deposit in said collateral account to the payment of the Secured Obligations in such order of application as the Collateral Agent may determine, or permit Borrower to withdraw all or any part of the balance on deposit in said collateral account. If a collateral account is so established Borrower agrees that it will promptly deliver to the Collateral Agent for deposit into said collateral account, all payments on accounts and chattel paper received by it. All such payments shall be delivered to the Collateral Agent in the form received (except for Borrower’s endorsement where necessary). Until so deposited, all payments on accounts and chattel paper received by Borrower shall be held in trust by Borrower for and as the property of the Secured Parties and shall not be commingled with any funds or property of Borrower.

5. REMEDIES. Upon the occurrence of an Event of Default and at any time thereafter, the Collateral Agent may exercise, on behalf and for the benefit of the Secured Parties, any one or more of the following rights in addition to any other remedies available under the Debentures or available at law: (i) exercise and enforce any or all rights and remedies available after default to a secured party under the Uniform Commercial Code (“UCC”) in effect in the applicable jurisdiction, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which Borrower hereby expressly waives), and the right to sell, lease or otherwise dispose of or use any or all of the Collateral; (ii) the Collateral Agent may require Borrower to assemble the Collateral and make it available to the Collateral Agent at a place to be designated by the Collateral Agent which is reasonably convenient to both parties; (iii) exercise its rights under any lessors’ agreements regardless of whether or not Borrower is in default under such leases; and (iv) exercise or enforce any or all other rights or remedies available to the Secured Parties by law or agreement against the Collateral, against Borrower or against any other Person or property. The Collateral Agent is hereby granted a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, copyrights and patents of Borrower that the Collateral Agent deems necessary or appropriate to the disposition of any Collateral. If notice to Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 7(c) hereof) at least ten (10) calendar days prior to the date of intended disposition or other action.

6. APPOINTMENT OF AGENT; INDEMNIFICATION OF AGENT. (a) Each Secured Party appoints Lake Street Landlords, LLC to act, and Lake Street Landlords, LLC agrees to act, as Collateral Agent for such Secured Party pursuant to the terms of this Agreement, the Debentures, that certain Subordination Agreement between each Secured Party (the “Subordination Agreement”) and all other agreements or instruments related thereto (collectively, the “Loan Documents”) and to execute and enter into the Loan Documents and (i) to take actions on such Secured Party’s behalf that are expressly permitted under the provisions of this Agreement, the Loan Documents and all other instruments or agreements relating hereto or thereto, and (ii) to exercise such powers and perform such duties as are, in each case, expressly delegated to the Collateral Agent by the terms hereof and thereof. Collateral Agent shall have the sole power and authority to declare a default or an Event of Default under the Debentures, waive any default or an Event of Default under the Debentures and exercise any rights and remedies under the Debentures, THIS SECURITY AGREEMENT. The Collateral Agent may be removed with the written consent of the Majority Investors (as such term is defined in the Debentures). The Collateral Agent may resign at any time for any reason by submitting a written resignation to the Majority Investors. Such resignation shall be effective upon the date set forth thereon. Vacancies as a result of the removal, resignation, death or incapacity (as applicable) of the Collateral Agent shall be filled by the Majority Investors.

THE COLLATERAL AGENT HAS CONSENTED TO SERVE AS COLLATERAL AGENT HEREUNDER ON THE EXPRESS UNDERSTANDING, AND EACH SECURED PARTY, BY ACCEPTING THE BENEFITS OF THIS AGREEMENT, SHALL BE DEEMED TO HAVE AGREED, THAT THE COLLATERAL AGENT SHALL HAVE NO DUTY AND SHALL OWE NO OBLIGATION OR RESPONSIBILITY (FIDUCIARY OR OTHERWISE), REGARDLESS OF WHETHER AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, TO SUCH SECURED PARTIES, OTHER THAN THE DUTY TO PERFORM ITS EXPRESS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS IN ACCORDANCE WITH THEIR RESPECTIVE TERMS, SUBJECT IN ALL EVENTS TO THE PROVISIONS OF THIS AGREEMENT LIMITING THE RESPONSIBILITY OR LIABILITY OF THE COLLATERAL AGENT HEREUNDER.

(b) The Collateral Agent shall not be required to ascertain or inquire as to (i) any statement, warranty or representation made herein or in connection herewith or in connection with any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent. Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken or omitted to be taken by any such Person in connection with this Agreement or any Loan Document except for its own gross negligence or willful misconduct or, in the case of the Collateral Agent, in the case of the loss of any moneys in the possession of the Collateral Agent, for the failure of the Collateral Agent to accord such moneys the same care as a prudent person in the same or similar circumstances would accord its own assets. The Collateral Agent may execute any of the powers granted to it under this Agreement and perform any duty hereunder either directly or by or through sub-agents or attorneys-in-fact, and shall not be responsible for the negligence (including gross negligence) or misconduct (including willful misconduct) of any sub-agents or attorneys-in-fact selected by it with the care that a prudent person in similar circumstances would have employed in such selection. The Collateral Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective affiliates. The exculpatory provisions set forth in this Section 6 and in the other Loan Documents shall apply to any such sub-agent and to the affiliates of the Collateral Agent and any such sub-agent.

(c) Whenever in the performance of its duties under this Agreement the Collateral Agent shall deem it necessary or desirable that a matter be proved or established with respect to Borrower or any other Person in connection with the taking, suffering or omitting of any action hereunder by the Collateral Agent, such matter may be conclusively deemed to be proved or established by a certificate executed by an officer of such Person, and the Collateral Agent shall have no liability with respect to any action taken, suffered or omitted in reliance thereon.

(d) The Collateral Agent shall be fully protected in relying upon any resolution, statement, certificate, instrument, opinion, report, notice (including any notice of an Event of Default or of the cure or waiver thereof), request, consent, order or other paper or document or oral conversation (including, telephone conversations) which it in good faith believes to be genuine and correct and to have been signed, presented or made by the proper party. The Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any notice, certificate or opinion furnished to the Collateral Agent in connection with this Agreement.

(e) The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Collateral Agent shall have received written notice thereof from any Secured Party or Borrower. The Collateral Agent shall have no obligation whatsoever either prior to or after receiving such a notice to inquire whether an Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice so furnished to it.

(f) The remedies of the Collateral Agent hereunder and under the other Loan Documents shall include, but not be limited to, the disposition of the Collateral by foreclosure or other sale and the exercising of all remedies of a secured lender under the UCC, bankruptcy laws or similar laws of any applicable jurisdiction.

(g) To the extent the exercise of the rights, powers and remedies of the Collateral Agent in accordance with this Agreement requires that any action be taken by any Secured Party, such Secured Party shall take such action and cooperate with the Collateral Agent to ensure that the rights, powers and remedies of all Secured Parties are exercised in full.

(h) The Collateral Agent may at any time and from time to time following the occurrence and during the continuance of an Event of Default, in the Collateral Agent’s own name, in the name of a nominee of the Collateral Agent, or in the name of Borrower communicate (by mail, telephone or otherwise) with the account debtors of Borrower, parties to contracts with Borrower and obligors with respect to instruments of Borrower to verify with such Persons, to the Collateral Agent’s satisfaction, the existence, amount, terms of, and any other matter relating to, accounts, instruments, chattel paper, payment intangibles and/or other receivables that are Collateral.

(i) Borrower irrevocably authorizes the Collateral Agent and appoints the Collateral Agent as its attorney in fact (i) at any time and from time to time in the sole discretion of the Collateral Agent (1) to execute on behalf of Borrower as debtor and to file financing statements necessary or desirable in the Collateral Agent’s reasonable discretion to perfect and to maintain the perfection and priority of the Secured Parties’ Security Interest in the Collateral, (2) to file a reproduction of this Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which would not add new collateral or add a debtor) in such offices as the Collateral Agent in its reasonable discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Secured Parties’ Security Interest in the Collateral, and (3) to discharge past due taxes, assessments, charges, fees or liens on the Collateral; (ii) at any time following the occurrence and during the continuance of an Event of Default, (1) to endorse and collect any cash proceeds of the Collateral and to apply the proceeds of any Collateral received by the Collateral Agent to the Secured Obligations, (2) to demand payment or enforce payment of the receivables in the name of the Collateral Agent or Borrower and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the receivables, (3) to sign Borrower’s name on any invoice or bill of lading relating to Borrower’s receivables, drafts against any account debtor of Borrower, assignments and verifications of Borrower’s receivables, (4) to exercise all of Borrower’s rights and remedies with respect to the collection of Borrower’s receivables and any other Collateral, (5) to settle, adjust, compromise, extend or renew Borrower’s receivables (including, without limitation, making, settling and adjusting claims in respect of Collateral under policies of insurance and making all determinations and decisions with respect thereto), (6) to settle, adjust or compromise any legal proceedings brought to collect Borrower’s receivables, (7) to prepare, file and sign Borrower’s name on a proof of claim in bankruptcy or similar document against any account debtor of Borrower, (8) to prepare, file and sign any Borrower’s name on any notice of lien, assignment or satisfaction of lien or similar document in connection with Borrower’s receivables, (9) to change the address for delivery of mail addressed to Borrower to such address as the Collateral Agent may designate and to receive, open and dispose of all mail addressed to Borrower; and (iii) to do all other acts and things reasonably necessary to carry out the terms of this Agreement; and Borrower agrees to reimburse the Collateral Agent on demand for any reasonable payment made or any reasonable documented expense incurred by the Collateral Agent in connection with any of the foregoing; provided that this authorization shall not relieve Borrower of any of its obligations under this Agreement or any other Loan Document. All acts of said attorney or designee are hereby ratified and approved by Borrower. The powers conferred on the Collateral Agent, for the benefit of the Collateral Agent and the Secured Parties, under this Section 6(i) are solely to protect the Secured Parties’ interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers.

(j) Neither the Collateral Agent nor any Secured Party shall be obligated to preserve any rights Borrower may have against any other Person, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. Further, the Collateral Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Collateral Agent and each Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Collateral Agent nor any Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or such Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, Borrower acknowledges and agrees that it would be commercially reasonable for the Collateral Agent (i) to fail to incur expenses deemed significant by the Collateral Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third parry consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against account debtors or other Persons obligated on Collateral or to remove liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against account debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as Borrower, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any of the Collateral. Borrower acknowledges that the purpose of this Section 6(j) is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would be commercially reasonable in the Collateral Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 6(j). Without limitation upon the foregoing, nothing contained in this Section 6(j) shall be construed to grant any rights to Borrower or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 6(j).

7. SUBORDINATION. Notwithstanding anything to the contrary contained in or implied by the other provisions of this Agreement, the Secured Parties and Collateral Agent acknowledge that, after the execution of the Subordination Agreement, the security agreement granted by this Agreement shall be subordinate to St. Cloud Capital Partners III SBIC, L.P. and any other senior lenders with which the Collateral Agent may otherwise authorize to have a senior lien. The Collateral Agent may authorize the subordination of the Secured Parties’ security interest under this Agreement.

8. MISCELLANEOUS.

(a) This Agreement can be waived, modified or amended only explicitly in a writing signed by the Collateral Agent. A waiver signed by the Collateral Agent on behalf of the Secured Parties shall be effective only in the specific instance and for the purpose given.

(b) Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Parties’ rights or remedies. All rights and remedies of the Secured Parties shall be cumulative and may be exercised singularly or concurrently by the Collateral Agent on behalf of the Secured Parties, at the Collateral Agent’s option, and all shall be available to the Collateral Agent for the benefit of the Secured Parties until all the Secured Obligations have been paid and performed in full, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

(c) Any notice, demand, request, instruction, correspondence, or other document required or permitted to be given hereunder by any party to the other shall be in writing and delivered (i) in person, (ii) by a nationally recognized overnight courier service requiring acknowledgment of receipt of delivery, (iii) by United States certified mail, postage prepaid and return receipt requested, or (iv) by facsimile, as follows:

if to Borrower, to:

Appreciate Holdings, Inc.

6101 Baker Rd Suite 200

Minnetonka, MN 55345

Attn: Chris Laurence

With a copy (which will not constitute notice) to:

Winthrop & Weinstine, P.A.

225 South Sixth Street, Suite 3500

Minneapolis, MN 55402

Facsimile: (612) 604-6800

Attn: Dean D. Willer

if to a Secured Party, to the addresses set forth on such Secured Party’s respective signature page(s) to this Agreement, in each case, with a copy to Collateral Agent.

if to the Collateral Agent, to:

Lake Street Landlords, LLC

Northern Pacific Group

315 Lake Street East

Wayzata, MN 55391

Attention: Scott Honour

Email: shonour@northernpacificgroup.com

Notice shall be deemed given, received, and effective on: (i) if given by personal delivery or courier service, the date of actual receipt by the receiving party, or if delivery is refused on the date delivery was first attempted; (ii) if given by certified mail, the third day after being so mailed if posted with the United States Postal Service; and (iii) if given by facsimile, the date on which the facsimile is transmitted if confirmed by transmission report during the transmitter’s normal business hours, or at the beginning of the next business day after transmission if confirmed at any time other than the transmitter’s normal business hours. Any Person entitled to notice may change any address to which notice is to be given to it by giving notice of such change of address as provided in this Section 8(c). The inability to deliver notice because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date such attempt was first made. A party’s authorized counsel may deliver any notice on such party’s behalf.

(d) This Agreement shall be binding upon and inure to the benefit of Borrower, each Secured Party and the Collateral Agent and their respective heirs, representatives, successors and assigns and shall take effect when signed by Borrower and delivered to the Secured Parties, and Borrower waives notice of the Secured Parties’ or the Collateral Agent’s acceptance hereof. The Secured Parties or the Collateral Agent on behalf of the Secured Parties may execute this Agreement if appropriate for the purpose of filing, but the failure of any such party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement.

(e) This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware and, unless the context otherwise requires, all terms used herein which are defined in the UCC of Minnesota or Delaware, as applicable for Borrower and each subsidiary, as in effect in said state shall have the meanings therein stated.

(f) If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Secured Obligations.

(g) All actions and proceedings arising out of, or relating to, this Agreement shall be heard and determined in any state or federal court sitting in the County of Hennepin, State of Minnesota. Each of the parties, by execution and delivery of this Agreement, (i) expressly and irrevocably, consents and submits to the personal jurisdiction of any of such courts, (ii) consents to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to such party by hand or by certified mail, delivered or addressed as set forth in Section 8(c) hereof, (iii) waives any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis and (iv) agrees not to directly or indirectly bring or assert and claim, action or other proceeding in any jurisdiction or forum other than the state and federal courts sitting in the County of Hennepin, State of Minnesota. Each party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or in equity.

(h) EACH OF THE PARTIES KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ITS RIGHT TO A TRIAL BY JURY TO THE MAXIMUM EXTENT PERMITTED BY LAW IN ANY ACTION OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS IT CONTEMPLATES. THIS WAIVER APPLIES TO ANY ACTION OR OTHER LEGAL PROCEEDING, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH OF THE PARTIES ACKNOWLEDGES THAT IT HAS RECEIVED THE ADVICE OF COMPETENT COUNSEL IN CONNECTION HEREWITH.

(i) The Collateral Agent and the Secured Parties each acknowledges that (a) the Loan Documents were prepared by legal counsel for the Borrower, which does not represent the Collateral Agent or the Secured Parties; (b) the Collateral Agent and the Secured Parties each has consulted with and has been represented by legal counsel of such party’s own choice in connection with the meaning, interpretation, negotiation, drafting and effect of the Loan Documents or has had to opportunity to do so but has chosen not to do so; and (c) the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Loan Documents or any exhibits or amendments to the Loan Documents.

[signature page to follow]

IN WITNESS WHEREOF, Borrower has executed and delivered this Security Agreement as of the date and year first above written.

APPRECIATE HOLDINGS, INC.

By:
Name:	Chris Laurence
Its:	Chief Executive Officer

AGREED AND ACCEPTED:

Lake Street landlords, llc
as Collateral Agent for the benefit of the
Secured Parties

By:
Name:	Scott Honour
Its:	Chairman

SIGNATURE PAGE TO SECURITY AGREEMENT – Appreciate Holdings, Inc.

By signing below, I agree to the terms and conditions hereof and to the appointment of the Collateral Agent as set forth above:

SECURED PARTY:

Thomas J Holland Revocable Trust dated Sept 5 2007

By:
Name:	Thomas J Holland
Its:	Trustee

Address:

Facsimile:

SIGNATURE PAGE TO SECURITY AGREEMENT – Appreciate Holdings, Inc.

By signing below, I agree to the terms and conditions hereof and to the appointment of the Collateral Agent as set forth above:

SECURED PARTY:

By:
Name:	Eric Bunting

Address:

Facsimile:

By signing below, I agree to the terms and conditions hereof and to the appointment of the Collateral Agent as set forth above:

SECURED PARTY:

Macabel Holdings, Inc.

By:
Name:
Its:

Address:

Facsimile:

By signing below, I agree to the terms and conditions hereof and to the appointment of the Collateral Agent as set forth above:

SECURED PARTY:

Laurie Hawkes TTEE LAH Trust

By:
Name:
Its:

Address:

Facsimile:

By signing below, I agree to the terms and conditions hereof and to the appointment of the Collateral Agent as set forth above:

SECURED PARTY:

By:
Name:	Christopher Laurence

Address:

Facsimile:

By signing below, I agree to the terms and conditions hereof and to the appointment of the Collateral Agent as set forth above:

SECURED PARTY:

By:
Name:	Milton Joseph Beck

Address:

Facsimile:

By signing below, I agree to the terms and conditions hereof and to the appointment of the Collateral Agent as set forth above:

SECURED PARTY:

The Sanderson Family Trust

By:
Name:
Its:

Address:

Facsimile:

By signing below, I agree to the terms and conditions hereof and to the appointment of the Collateral Agent as set forth above:

SECURED PARTY:

Honour Capital Partnership LP

By:
Its:	General Partner

Signed:
Name:
Its:

Address:

By signing below, I agree to the terms and conditions hereof and to the appointment of the Collateral Agent as set forth above:

SECURED PARTY:

By:
Name:	Gloria H Fu

Address:

Facsimile:

By signing below, I agree to the terms and conditions hereof and to the appointment of the Collateral Agent as set forth above:

SECURED PARTY:

By:
Name:	Marcy A Haymaker

Address:

Facsimile:

By signing below, I agree to the terms and conditions hereof and to the appointment of the Collateral Agent as set forth above:

(eNTITY)	(individual)
SECURED PARTY:	SECURED PARTY:

By:	Signed:
Name:	Name:
Its:

Address:	Address:

Facsimile:	Facsimile:

EXHIBIT A

PERMITTED INTERESTS

1.	Liens in favor of St. Cloud Capital Partners III SBIC, L.P. in connection with that certain Securities Purchase Agreement, dated as of November 7, 2016 (as the same was and may be amended, restated, replaced, renewed, supplemented, refinanced, extended or otherwise modified or restated from time to time).